SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JUNE 10, 1997

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600




                                Page 1 of 5 Pages
                       The Exhibit Index Appears on Page 4

         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On  June  10,  1997,   registrant   issued  a  press  release  entitled
Halliburton Declares Two-For-One Common Stock Split pertaining, among other things, to an announcement that registrant's board of directors approved a two-for-one common stock split effected in the form of a stock dividend, to shareholders of record at the close of business on June 26, 1997. Certificates for the new shares will be mailed on or about July 21, 1997. Par value will remain at $2.50 per share.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated June 10, 1997.














                                Page 2 of 5 Pages
                       The Exhibit Index Appears on Page 4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HALLIBURTON COMPANY




Date:    June 11, 1997                          By: /s/ Lester L. Coleman
                                                   ----------------------------
                                                    Lester L. Coleman
                                                    Executive Vice President and
                                                    General Counsel

























                                Page 3 of 5 Pages
                       The Exhibit Index Appears on Page 4

                                  EXHIBIT INDEX



Exhibit                                                           Sequentially
Number                         Description                        Numbered Page

    20                         Press Release of
                               June 10, 1997                           5 of 5
                               Incorporated by Reference































                                Page 4 of 5 Pages
                       The Exhibit Index Appears on Page 4